Exhibit 99.1

MNG Airlines, a Global Logistics Provider and e-Commerce Enabler, Signs Agreement to Go Public on the New York Stock Exchange Through a Business Combination with Golden Falcon Acquisition Corp.

•	MNG Airlines is a global logistics provider and e-commerce enabler, servicing over 15,000 corporate customers across 41 countries through over 3,500 flights per year

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Recently announced financials for the third quarter ended 30 September 2022 reflected last twelve months (LTM) revenue grew by 39% year over year to $353 million, net income of $61 million and Adjusted EBITDA[1] of $116 million (33% margin)

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The transaction is expected to have a pro-forma enterprise value of $676 million, assuming minimum gross transaction proceeds of $30 million, implying a 5.8x multiple on LTM Adjusted EBITDA as of 30 September 2022

NEW YORK, 07 December 2022 – MNG Havayollari ve Tasimacilik A.S. (“MNG Airlines,” “MNGA” or “the Company”), a global logistics provider and e-commerce enabler, has entered into a definitive agreement to become publicly traded via a business combination with Golden Falcon Acquisition Corp. (“Golden Falcon”) (NYSE: GFX), a special purpose acquisition company. The transaction is expected to close in the first half of 2023, after which MNGA will be listed on the New York Stock Exchange (the “NYSE”) under the new ticker symbol “MNGA”. As a public company, MNGA is expected to gain increased financial flexibility, and to be well positioned to unlock new growth avenues and maximize value creation.

Management Comments

Ali Sedat Özkazanc, CEO of MNGA, commented, “We see significant value creation potential from becoming a publicly listed company in the U.S., with the expectation that it will enable transformative commercial agreements, create an acquisition currency, and align management incentives with shareholders.”

Murathan Gunal, Chairman of MNGA and CEO of MAPA Group, added, “Today, MNGA is an international company with a global presence including multinational corporate clients in the U.S., Europe and Asia. In the year that we celebrate 25 years of operational excellence, listing on the NYSE feels like a natural next step in our company’s history. We’re excited about delivering on the anticipated value creation opportunity ahead.”

Makram Azar, CEO of Golden Falcon, commented, “We screened over 500 companies and conducted in-depth due diligence on many companies and our process resulted in identifying a company that offers the market a differentiated, high-quality business. We believe MNGA is an exceptional opportunity among DeSPAC business combinations, with a strong growth profile, profitability, cash flow generation, and priced at what we believe is the lowest EBITDA multiple of any business combination closed to date in 2022, which is why we believe it is such a compelling investment opportunity.”

Scott Freidheim, Chairman of Golden Falcon, added, “At our initial public offering in December 2020, we communicated to investors that we intended to bring to them an established company in the Europe, Middle East and Israel region with a compelling track record, cash flow-generation, a clear transatlantic expansion nexus, a strong growth profile, and benefitting from secular market tailwinds. We’re delighted to bring this differentiated investment opportunity to our investors as we believe MNGA meets the attributes we laid out as key business combination criteria.”

Investment Highlights

•	A Global Logistics Provider and E-Commerce Enabler

•	25 years of operating experience with flights to 41 countries on 4 continents

•	Sector Tailwinds Due to Increasing Demand Combined with Supply-Side Constraints

•	E-commerce tailwinds, an increasing focus on supply chain security, and a need for larger and more efficient dedicated freighter capacity

•	Global air freight has historically grown at more than 3x global GDP growth (1973-2019)[2]

[1]	Adjusted EBITDA is a non-IFRS measure. See the appendix at the end of the Investor Presentation for a reconciliation to the nearest IFRS measures
[2]	According to IATA data

•	Express air cargo market is forecasted to grow at 5% per year, 1.8x the rate of general cargo (2019-2041)[3]

•	Established Track Record, with Close Partnerships and Longstanding Ongoing Contracts

•	20+ year commercial relationships with some of the largest global logistics providers, airlines, freight forwarders and e-commerce operators, across Europe, the U.S. and Asia

•	Strategically Based in One of the Largest and Fastest-Growing Air Cargo Markets Globally

•	Air transport freight has increased in the region at ~10x the global rate, growing at a CAGR of 23% from 2009 to 2019 (vs. 2% worldwide)[4]

•	Multiple Potential Growth Levers including E-Commerce Integration, Expanded Network and Increasing Penetration in Key Markets Through Vertical Integration

•	MNGA e-Commerce revenue grew to $82 million in the last twelve months ended 30 September 2022, from zero in 2020

•	Ability to expand warehouse operations in key destinations such as the EU and the U.S.

•	Barriers to Entry Driven by Slots Guaranteed at Some of the Most Desirable Airports Globally

•	Including in the U.S., China, Germany, United Kingdom, France, the Netherlands, Spain, and Israel

•	Operational Excellence Evidenced by Multiple Awards from Airbus and Governmental Agencies

•	Consistent outperformance of global benchmarks for dispatch reliability every year over the past decade for both A300s and A330s

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Approved supplier to leading authorities such as the U.N., NATO, and U.S. military and non-military organizations, accredited by IATA (International Air Transport Association) and ISO (International Organization for Standards), and multiple awards from Airbus over the past two decades

•	Executive Team with 185+ Years’ Experience, Including 70+ Years with MNGA and 35+ Years with MAPA Group, the Long-Term Single Shareholder

Financial Highlights

For the three months ended 30 September 2022, the Company’s revenue grew by 47% year-on-year to $90 million, net income of $26 million and Adjusted EBITDA5 of $27 million (30% margin). Last twelve months6 revenue grew by 39% year-on-year to $353 million, net income of $61 million and Adjusted EBITDA of $116 million (33% margin). Adjusted EBITDA margin for the last twelve months has improved by 400 basis points as compared with 2019, and revenue has grown at a 37% compound annual growth rate during this period.

The Company’s business model has four complementary segments: Scheduled & Block Space, Charter, ACMI7, and Warehouse & Handling. The Company’s cost base is mostly variable, with COGS (cost of goods sold) representing 95% of its overall cost base in 2021. Company contracts have limited exposure to fuel costs, which are either 100% pass-through to the end customer (for charter flights and ACMI) or updated every two weeks (for scheduled flights). Revenues are generated in USD, EUR and GBP, collectively accounting for 98% of the total. The Company has been net income-positive for the last 10 years. The Company has net debt8 of $25 million as of 30 September 2022.

Transaction Overview

The transaction is expected to have a pro-forma enterprise value of $676 million, assuming minimum gross transaction proceeds of $30 million, implying a 5.8x multiple on LTM Adjusted EBITDA as of 30 September 2022.

All references to available cash from the trust account and retained transaction proceeds are subject to any redemptions by the public stockholders of Golden Falcon. The Company benefits from significant positive cash flow generation and a capex-light business model, being able to organically fund its growth plans. Its current business plan is fully funded regardless of transaction proceeds. Net proceeds from the transaction will therefore be distributed to the Company’s existing shareholders, who are expected to continue to retain a significant stake in the Company.

[3]	According to Airbus data
[4]	According to World Bank data
[5]	Adjusted EBITDA is a non-IFRS measure. See the appendix at the end of the Investor Presentation for a reconciliation to the nearest IFRS measures.
[6]	As of 30 September 2022
[7]	Aircraft, Crew, Maintenance and Insurance
[8]	Defined as the sum of short-term debt, long-term debt and leases minus cash and equivalents

The Golden Falcon management team screened over 500 potential targets since its IPO in December 2020. Prior to executing the Business Combination Agreement with MNGA, the Golden Falcon team conducted extensive due diligence throughout the course of the past ten months, supported by its advisor UBS Investment Bank. In order to closely align incentives with the Company and existing shareholders, the Golden Falcon team has agreed to subject over 90% of sponsor shares received as merger consideration to a vesting schedule.

The proposed business combination, which has been unanimously approved by both the Board of Directors of Golden Falcon and the Board of Directors of MNGA, is expected to close in the first half of 2023, subject to approval by Golden Falcon’s stockholders and other customary closing conditions.

Subject to agreement on terms that are satisfactory to the Company and Golden Falcon, in order to provide certain redemption alternatives in connection with Golden Falcon’s stockholder vote to approve the business combination, the Company and Golden Falcon intend to make available to Golden Falcon stockholders some or all of the following options: (i) continue to hold their shares of Golden Falcon Class A Common Stock (“Common Stock”), (ii) elect to redeem their shares of Common Stock in accordance with the Golden Falcon Certificate of Incorporation or (iii) convert their shares of Common Stock into a newly issued security to be comprised of a combination of shares of Common Stock and convertible notes. The Company and Golden Falcon intend for the newly issued security referred to in (iii) above to entitle such Golden Falcon stockholder to receive a portion of the value of its shares in the form of shares of Common Stock and a portion in the form of registered convertible notes, with both a cash coupon, a conversion premium, and other material terms that are expected to be mutually agreed by the Company and Golden Falcon.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Golden Falcon with the Securities and Exchange Commission (“SEC”) and will be available on the Golden Falcon website at www.goldenfalconcorp.com, MNG Airlines website at www.mngairlines.com, and at www.sec.gov.

Advisors

UBS Investment Bank and EarlyBirdCapital, Inc. are acting as capital markets advisors to Golden Falcon. Moelis & Company is acting as financial advisor to Golden Falcon. Greenberg Traurig, LLP and Herdem are acting as legal advisors to Golden Falcon. Appolonia Advisors is acting as financial advisor to MNG Airlines shareholders. White & Case LLP and Göksu Safi Işık (GSI) are acting as legal advisors to MNG Airlines. Paul Hastings LLP is serving as legal counsel to UBS Investment Bank and Moelis & Company.

About MNG Airlines

MNG Airlines is a global logistics provider. The company started operations in 1996, having conducted its first transatlantic flight in 1998, and now services over 15,000 corporate customers across 41 countries through over 3,500 flights per year. MNG Airlines offers charter services with customized plane and capacity options in addition to scheduled flights and aircraft, maintenance, crew and insurance (ACMI) services. MNG Airlines also has a fully equipped and EU standards-compliant warehouse since 2000.

About Golden Falcon Acquisition Corp.

Golden Falcon Acquisition Corp. (Golden Falcon) is a New York Stock Exchange-listed special purpose acquisition company.

Golden Falcon management’s combined experience includes over 100 years of investment banking, private equity and executive management experience and over 230 transactions with an aggregate value of over $450 billion globally. Golden Falcon brings a transatlantic network of relationships with entrepreneurs, family-owned businesses, large corporations, sovereign wealth funds, private equity, venture capital and asset management firms to help finance, support and grow its business combination partner.

In addition, Golden Falcon’s board members and strategic advisory group bring extensive expertise in operating, financing, and investing in leading companies. They have held leadership positions with multinational corporations, where they established a proven track record of creating shareholder value, organically as well as through strategic transactions.

Important Information About the Proposed Transaction and Where to Find It

This press release relates to a proposed transaction between MNGA and Golden Falcon pursuant to a business combination agreement, dated as of December 06, 2022, by and among MNGA, Golden Falcon, Merlin HoldCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of MNGA (“HoldCo”), Merlin IntermediateCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo (“IntermediateCo”), Merlin FinCo, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of HoldCo and Merlin Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of IntermediateCo (the “proposed transaction”). In connection with the proposed transaction, MNGA intends to file a registration statement on Form F-4 (the “Form F-4”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Golden Falcon’s common stock in connection with Golden Falcon’s solicitation of proxies for the vote by its stockholders with respect to the proposed transaction and other matters as may be described in the definitive proxy statement, as well as a prospectus relating to the offer and sale of the securities of MNGA to be issued in the proposed transaction. The definitive proxy statement/prospectus will be sent to all Golden Falcon stockholders as of a record date to be established for voting on the transaction. Golden Falcon also will file other documents regarding the proposed transaction with the SEC.

Before making any voting decision, investors and security holders of Golden Falcon are urged to read the registration statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Golden Falcon’s solicitation of proxies for its stockholders’ meeting to be held to approve the transaction, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Golden Falcon, MNGA and the proposed transaction.

Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by MNGA and Golden Falcon through the website maintained by the SEC at www.sec.gov. The documents filed by MNGA and Golden Falcon with the SEC also may be obtained free of charge at Golden Falcon’s website at www. goldenfalconcorp.com or upon written request to: Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, DE 19711.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding the benefits of the proposed transaction, the anticipated timing of the completion of the proposed transaction, the intention to offer redemption alternatives to Golden Falcon stockholders, the anticipated growth and expansion of MNGA’s business, trends and developments in air cargo industry, MNGA’s addressable market, competitive position, potential market opportunities, expected synergies and anticipated future financial and operating performance and results and the expected management and governance of MNGA, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Golden Falcon and its management, and MNGA and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Golden Falcon’s securities; Golden Falcon’s potential failure to obtain an extension of the deadline for the proposed transaction; the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the business combination agreement by the stockholders of Golden Falcon; failure to satisfy the minimum cash amount following redemptions by Golden Falcon’s public stockholders in connection with the stockholder vote to extend the business combination deadline and the stockholder vote to approve the business combination agreement and the transactions contemplated thereby; failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; costs related to the proposed transaction; actual or potential conflicts of interest of Golden Falcon’s management with its public stockholders; the effect of the announcement or pendency of the proposed transaction on MNGA’s business relationships, performance, and business generally; risks that the proposed transaction disrupts current plans of MNGA and potential difficulties in MNGA’s employee retention as a result of the proposed transaction; the outcome of any legal proceedings that may be instituted against MNGA or against Golden Falcon related to the merger agreement or the proposed transaction; failure to realize the anticipated benefits of the proposed transaction; the inability to meet and maintain the listing of Golden Falcon’s securities (or the securities of MNGA) on the NYSE; the risk that the price of Golden Falcon’s or MNGA’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting MNGA’s business and changes in the combined capital structure; the inability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; the risk that MNGA will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; negative economic conditions that could impact MNGA and the air cargo business in general; factors that affect air cargo companies generally; changes in, and MNGA’s ability to comply with, laws and government regulations, particularly, the civil aviation regulatory framework; competition in the air cargo industry; reduction in demand for MNGA’s cargo or charter operations, including as a result of reductions in global trade growth or e-commerce activity, government reduction or limitation of operating capacity; risks associated with MNGA doing business in emerging markets; conflict and uncertainty in neighbouring countries; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Golden Falcon’s Annual Report on Form 10-K which was filed by Golden Falcon on March 31, 2022 (the “2021 Form 10-K”) and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in Golden Falcon’s filings with the SEC, the Form F-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Golden Falcon and MNGA caution that the foregoing list of factors is not exclusive.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Golden Falcon nor MNGA gives any assurance that either Golden Falcon or MNGA or the combined company will achieve its expected results. Neither Golden Falcon nor MNGA undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

MNGA and Golden Falcon and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Golden Falcon’s stockholders with the proposed transaction and the other matters set forth in the proxy statement/prospectus. Information about Golden Falcon’s directors and executive officers is set forth in Golden Falcon’s filings with the SEC, including the 2021 Form 10-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This press release is for information purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Contacts

For Golden Falcon Media Inquiries

Salamander Davoudi, Tancredi Intelligent Communication, fullcirclecapital@tancredigroup.com

For MNGA Media Inquiries

Ipek Akyildiz, Corporate Communications Manager, ipek.akyildiz@mngairlines.com

Michael Bowen, Managing Director, ICR Inc, MNGAirlines@icrinc.com